UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2018

US ALLIANCE CORPORATION

(Exact name of registrant as specified in its charter)

KANSAS		26-4824142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 SW Gage Center Drive

Topeka, Kansas 66604

(Address of principal executive offices) (Zip Code)

(785) 228-0200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.1b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act. [ ]

 Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2018, US Alliance Life and Security Company, a Kansas corporation (“USALSC”), a wholly-owned subsidiary of US Alliance Corporation, a Kansas corporation (“USAC”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Great Western Insurance Company, a Utah corporation (“GWIC”), pursuant to which, among other things, USALSC agreed to purchase all of the capital stock of GWIC’s wholly-owned subsidiary, Great Western Life Insurance Company, a Montana corporation (“GWLIC”).

Upon completion of the transaction contemplated by the Purchase Agreement (the “Acquisition”) and subject to the satisfaction of all conditions to closing contained in the Purchase Agreement, GWLIC will become a wholly owned subsidiary of USALSC. The Acquisition is expected to close no later than December 31, 2018, subject to the satisfaction of customary closing conditions, including regulatory approval by the Montana Office of Securities and Insurance.

USALSC and GWIC have made customary representations and warranties in the Purchase Agreement and agreed to certain customary covenants. The Purchase Agreement contains certain termination rights for both USALSC and GWIC, including, among other things, if (i) the Acquisition is not completed on or before December 31, 2018, or (ii) regulatory approval is not obtained.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 10.1 to this report, and which is incorporated herein by reference.

Item 8.01. Other Events.

(a)     A copy of the press release issued by GWIC announcing the Stock Purchase Agreement is attached hereto as Exhibit 99.1 which is incorporated by reference herein.

(b)     Dakota Capital Life Insurance Company (“DCLIC”), a wholly-owned subsidiary of USALSC, has received a Certificate of Authority from the South Dakota Department of Labor and Regulation Division of Insurance to expand its authority from North Dakota to South Dakota. USAC believes this authority will enable DCLIC to better service and administer its previously acquired policies in South Dakota and create additional marketing opportunities for DCLIC.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Exhibit
10.1	Stock Purchase Agreement dated October 11, 2018 between Great Western Insurance Company and US Alliance Life and Security Company
99.1	Press Release

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain forward-looking statements about USAC and USALSC, including statements that involve risks and uncertainties concerning USALSC’s proposed transaction with GWIC. Actual events or results may differ materially from those described, expressed or implied in this report due to a number of risks and uncertainties, many of which are beyond the control of USAC. Please refer to the documents that USAC files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important business risks, financial and operational matters of USAC. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of USAC. USAC is under no duty to update any of the forward-looking statements after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US ALLIANCE CORPORATION

Date: October 15, 2018	By:	/s/ Jack H. Brier
Jack H. Brier
President and Chairman